UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report August 26, 1998

               GRIFFIN REAL ESTATE FUND-II, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 0-11200

                   IRS Employer Identification No. 41-1398390

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402

                  Registrant's telephone number: (612) 338-2828

Item 2.  Acquisition or disposition of assets

                  DISPOSITION OF LUNNONHAUS VILLAGE APARTMENTS
                               OF GOLDEN, COLORADO

On August 26, 1998, Griffin Real Estate Fund-II, A Limited Partnership sold the Lunnonhaus Village Apartments to Fairfield Lunnonhaus, L.P.


Description of Property

Lunnonhaus Village Apartments is a 285 unit apartment complex located at 17600 West 14th Avenue, Golden, Colorado. The property was originally acquired by Griffin Real Estate Fund-II on May 6, 1982 for $8,340,000. A down payment of $2,250,000 was made with the balance of $6,090,000 financed by assuming a first mortgage loan of $4,815,021 and by a second mortgage of $1,274,979. In February, 1987 the mature second mortgage was extinguished and replace with a new $1,745,000 second mortgage, which in turn was extinguished on April 30, 1990 with the lender accepting $400,000 in full satisfaction of the $1,744,376 principal plus accrued interest of $189,289.

Sale of Property

The Lunnonhaus Village Apartments sales price of $14,200,000 cash was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-II, to any affiliates of Griffin Real Estate Fund-II, to its General Partner, or to any associates of its General Partner. With the proceeds of the sale, the mortgage principal balance of $3,692,651, accrued interest of $18,761, prepayment charges of $3,676 and sales costs were paid.

Item 7.  Financial Statements and Exhibits

The following documents are filed as part of this report:

         Proforma financial information.

                          GRIFFIN REAL ESTATE FUND-II,
                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1997

                                                                                 *After
ASSETS:                                    Actual           Adjustment    Disposition Proforma
-------                                 ------------       ------------       ------------
Cash and cash equivalents               $    628,333       $    (10,002)      $    618,331
Real estate tax escrow deposits              224,511           (146,416)            78,095
Receivables and other assets                  19,784            (13,567)             6,217
                                        ------------       ------------       ------------
   Total                                     872,628           (169,985)           702,643
                                        ------------       ------------       ------------

PROPERTY AND EQUIPMENT:
Land                                       1,529,374           (714,045)           815,329
Buildings and improvements                16,430,929         (8,882,394)         7,548,535
Furniture and equipment                    1,339,243           (540,539)           798,704
                                        ------------       ------------       ------------
   Total                                  19,299,546        (10,136,978)         9,162,568
Less accumulated depreciation             10,292,116         (5,526,987)         4,765,129
                                        ------------       ------------       ------------
Property and equipment -  net              9,007,430         (4,609,991)         4,397,439
                                        ------------       ------------       ------------
Deferred expenses less accumulated
   amortization - $188,078                    22,240                 --             22,240
                                        ------------       ------------       ------------
      TOTAL ASSETS                      $  9,902,298       $ (4,779,976)      $  5,122,322
                                        ============       ============       ============


LIABILITES AND PARTNERS' EQUITY:
--------------------------------
LIABILITES:
Accounts payable:
   Affiliate                            $      8,657       $         --       $      8,657
   Other                                     477,675           (180,914)           296,761
Security deposits                             90,063            (71,548)            18,515
Accrued interest                              60,576            (21,978)            38,598
Mortgage notes payable                     9,031,201         (3,767,673)         5,263,528
                                        ------------       ------------       ------------
   Total liabilities                       9,668,172         (4,042,113)         5,626,059
                                        ------------       ------------       ------------

PARTNERS' EQUITY:
General Partner                             (462,914)           (36,893)          (499,807)
Limited Partners                             697,040           (700,970)            (3,930)
                                        ------------       ------------       ------------
   Total Partners' Equity                    234,126           (737,863)          (503,737)
                                        ------------       ------------       ------------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                        $  9,902,298       $ (4,779,976)      $  5,122,322
                                        ============       ============       ============

* The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND-II,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            *After Disposition
REVENUES:                                     Actual          Adjustment         Proforma
---------                                  -----------       -----------       -----------
Rent (less apartment vacancies: 1997,
   $268,496)                               $ 4,335,378       $(2,124,098)      $ 2,211,280
Interest                                        45,414           (18,342)           27,072
Gain on sale of property
   and equipment                             4,953,337                --         4,953,337
Other                                          208,541           (81,903)          126,638
                                           -----------       -----------       -----------
   Total revenues                            9,542,670        (2,224,343)        7,318,327
                                           -----------       -----------       -----------

EXPENSES:
Interest                                       903,543          (214,952)          688,591
Depreciation and amortization                  803,521          (263,946)          539,575
Real Estate Taxes                              470,006           (76,295)          393,711
Repairs and maintenance                        662,336          (228,727)          433,609
Utilities                                      411,435          (216,333)          195,102
Salaries and employee benefits                 458,340          (169,728)          288,612
Management fees to related parties             259,996          (111,773)          148,223
Administratiave                                150,699           (46,623)          104,076
Insurance                                      108,003           (62,177)           45,826
Bad Debt                                         5,479             2,616             8,095
Other                                            5,518            (1,936)            3,582
                                           -----------       -----------       -----------
   Total Expenses                            4,238,876        (1,389,874)        2,849,002
                                           -----------       -----------       -----------

NET INCOME BEFORE
   EXTRAORDINARY ITEM                      $ 5,303,794       $  (834,469)      $ 4,469,325

EXTRAORDINARY ITEM -
   LOSS ON DEBT EXTINGUISHMENT                (142,121)               --          (142,121)
                                           -----------       -----------       -----------

NET INCOME                                 $ 5,161,673       $  (834,469)      $ 4,327,204
                                           ===========       ===========       ===========

NET INCOME ALLOCATED
TO GENERAL PARTNERS                        $   144,640       $   (41,723)      $   102,917
                                           ===========       ===========       ===========

NET INCOME ALLOCATED
TO LIMITED PARTNERS                        $ 5,017,033       $  (792,746)      $ 4,224,287
                                           ===========       ===========       ===========

PER UNIT:
   NET INCOME BEFORE
      EXTRAORDINARY ITEM                   $  2,359.35       $   (362.81)      $  1,996.54
   EXTRAORDINARY ITEM                           (63.23)               --            (63.23)
                                           -----------       -----------       -----------
NET INCOME                                 $  2,296.12       $   (362.81)      $  1,933.31
                                           ===========       ===========       ===========

*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                          GRIFFIN REAL ESTATE FUND-II,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                                  JUNE 30, 1998

                                                                          *After Disposition
ASSETS:                                   Actual           Adjustments         Proforma
-------                                ------------       ------------       ------------
Cash and cash equivalents              $    597,980       $     10,500       $    608,480
Receivables and other assets                327,051           (185,201)           141,850
                                       ------------       ------------       ------------
      Total                                 925,031           (174,701)           750,330
                                       ------------       ------------       ------------

PROPERTY AND EQUIPMENT:
   Land                                   1,529,374           (714,045)           815,329
   Buildings and Improvements            16,467,188         (8,882,395)         7,584,793
   Furniture and Equipment                1,339,244           (540,540)           798,704
Total                                    19,335,806        (10,136,980)         9,198,826
   Less accumulated depreciation         10,626,099         (5,707,558)         4,918,541
                                       ------------       ------------       ------------
   Property and Equipment - net           8,709,707         (4,429,422)         4,280,285
                                       ------------       ------------       ------------

TOTAL ASSETS                           $  9,634,738       $ (4,604,123)      $  5,030,615
                                       ============       ============       ============

LIABILITIES AND PARTNERS' EQUITY:
---------------------------------
LIABILITIES:
   Accounts payable and accrued
      liabilities                      $    539,761       $   (196,217)      $    343,544
   Security Deposit                         101,899            (72,235)            29,664
   Mortgage notes payable                 8,917,490         (3,711,735)         5,205,755
                                       ------------       ------------       ------------
      Total liabilities                   9,559,150         (3,980,187)         5,578,963
                                       ------------       ------------       ------------

PARTNERS' EQUITY:
General Partners                           (470,841)           (31,197)          (502,038)
Limited Partners                            546,429           (592,739)           (46,310)
                                       ------------       ------------       ------------
      Total Partners' Equity                 75,588           (623,936)          (548,348)
                                       ------------       ------------       ------------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                       $  9,634,738       $ (4,604,123)      $  5,030,615
                                       ============       ============       ============

*The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND -II,
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                   (unaudited)

                                                                  *After Disposition
REVENUES:                             Actual        Adjustments         Proforma
---------                          -----------      -----------       -----------
Rental Income                      $ 1,912,665      $(1,101,056)      $   811,609
Interest Income                         18,084          (14,829)            3,255
Other Income                            93,960          (48,035)           45,925
                                   -----------      -----------       -----------

   Total Revenues                    2,024,709       (1,163,920)          860,789
                                   -----------      -----------       -----------

OPERATING EXPENSES:
Operating Expenses                   1,025,446         (417,596)          607,850
Interest Expense                       359,371         (130,785)          228,586
Depreciation and amortization          338,430         (180,570)          157,860
                                   -----------      -----------       -----------

   Total Operating Expenses          1,723,247         (728,951)          994,296
                                   -----------      -----------       -----------

NET INCOME (LOSS)                      301,462         (434,969)         (133,507)

NET INCOME (LOSS) ALLOCATED
   TO GENERAL PARTNER                   15,073          (21,748)           (6,675)
                                   -----------      -----------       -----------

NET INCOME (LOSS) ALLOCATED
   TO LIMITED PARTNERS             $   286,389      $  (413,221)      $  (126,832)
                                   ===========      ===========       ===========

NET (LOSS) INCOME                  $    131.07      $   (189.12)      $    (58.05)
                                   ===========      ===========       ===========

*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act o f 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GRIFFIN REAL ESTATE FUND II,
                                       A LIMITED PARTNERSHIP

                                       BY: INVESTMENT ASSOCIATES
                                           ITS GENERAL PARTNER


Date: September 9, 1998                BY: /s/ Larry D. Fransen
                                           -----------------------------------
                                           Larry D. Fransen
                                           General Partner